Exhibit 99.1

The 12th Oil & Gas Conference Nancy Buese – Senior Vice President and Chief Financial Officer Andy Schroeder – Vice President Finance and Treasurer August 22, 2007

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements, including those referring to future performance, growth, cash flow, income, distributions, coverage ratios, dividends, or other items or events, are reasonable, we can give no assurance that such expectations or the assumptions behind them will prove to be correct, or that projected performance or distributions will be achieved. The forward-looking statements involve a variety of risks and uncertainties as identified below, which should be carefully reviewed and considered. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations on our future financial or operational flexibility; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income or loss before interest, provision for income taxes, depreciation and amortization expense, non-cash compensation expense, and non-cash unrealized derivative gain / loss. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization, and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of expansion capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income. Please see the Appendix for our calculations of Adjusted EBITDA and Distributable Cash Flow along with the appropriate reconciliations.

Owns 15.2% of MWE MarkWest Structure MarkWest Hydrocarbon, Inc. Ticker — MWP (AMEX) 12.0 million shares outstanding Price (8/20/07) — $49.35 Market cap (8/20/07) — $592 million Key assets: 4.9 million units in MWE 89.7% of MWE General Partner Gas and natural gas liquid marketing No debt outstanding MarkWest Energy Partners, L.P. Ticker — MWE (NYSE) 36.5 million units outstanding Price (8/20/07) — $31.50 Market cap (8/20/07) — $1.1 billion Long-term debt: $529 million Key assets: Southwest East Texas gathering systems and processing plants Oklahoma gathering and processing systems Lateral pipelines to power plants 19 gathering systems Gulf Coast Javelina Processing Facility Starfish Pipeline Company Northeast Franchise processing position in the prolific Appalachian basin Largest intrastate crude oil pipeline in Michigan Gas transmission and processing facilities in Western Michigan

Why Invest in MLPs? A Master Limited Partnership (MLP) is a publicly traded company, with limited partnership units, rather than shares. By law, MLPs operate in the energy and natural resources industries, and qualified income is tax deferred. MLPs act like fixed-income investments in that they typically trade at a spread to treasuries. As such, they carry interest rate risk like bonds. The partnership agreement requires that its cash flow be distributed to the owners on a quarterly basis. Currently, this type of investment is yielding approximately 6.6%.

Why Invest in MLPs? (continued) As an MLP increases its distributions, the cash-on-cash return increases. For example, an investor in MWE in November 2005 would have paid $24.35 per unit (split adjusted) and is currently receiving $2.12 per unit annually, a yield of 8.7%. This potential for distribution increases helps cushion the interest rate risk. The partnership structure provides for significant tax benefits. The partnership does not pay taxes, and passes its net income through to its unitholders. The net income distributed to the unitholders is typically only partially taxable. We currently estimate that 10% of the 2007 distributions will be taxable.

Why Invest in MLPs? (continued) The tax deferral reduces the cost basis in the units and is “recaptured” as ordinary income upon sale of the units. For example, a November 2005 investor in MWE at $24.35 has received $3.33 in distributions and had reportable income of $0.10. His basis in his units is $21.12 ($24.35 - $3.33 + $0.10). If he sells his units for $31.50, he would have a capital gain of $7.15 per unit and ordinary income of $3.23 ($24.35 - $21.12). MLPs generally do not work well within IRAs because earnings above $1,000 are considered unrelated business taxable income.

MWE Investment Highlights High-quality, diverse portfolio of midstream assets serving very prolific natural gas basins in the US Ranked #1 in customer satisfaction Successful track record of accretive acquisitions and organic expansions Experienced management team with significant alignment of interests with unitholders Superior and sustainable distribution growth

(1) Adjusted for the 2:1 unit split effective on February 28, 2007. (2) From year ended December 31, 2002, to LTM as of June 30, 2007. See appendix for reconciliation of Adjusted EBITDA to Net Income. MWE: Proven Results Since IPO $85.9 million $1,278.4 million +1,388% Total Assets $11.0 million $176.6 million Adjusted EBITDA(2) +1,505% $1.00 $2.12 Annualized Distribution(1) +112% $10.25 $31.50 Unit Price(1) +207% IPO Present

MWE: Consistent Distribution Growth Since IPO 112% Distribution Growth since IPO (16% CAGR) Common Unit Distribution $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07

Growth Driven by Acquisitions and Expansion

Western Oklahoma Gathering Systems and Processing Plant
- Foss Lake and Arapaho acquired in December 2003
- JMA Grimes acquired in December 2006
- 105 MMcf/d gathering capacity
- 100 MMcf/d processing plant (expanding to 160 MMcf/d)

Carthage Gathering Systems and Processing Plant
- Acquired July 2004
- 410 MMcf/d gathering capacity
- 200 MMcf/d processing plant

Michigan Crude Oil Pipeline and Natural Gas System
- Acquired December 2003
- Crude oil pipeline
- 250-mile intrastate pipeline
- 90-mile natural gas pipeline
- Gas processing plant
- Niagaran Reef production

Southeast Oklahoma – Woodford Shale
- Announced in September 2006
- Long-term, fee-based agreement
- 130,000 dedicated acreage
- Current production of 125 MMcf/d, expected to grow to >300 MMcf/d by 2010



Appalachia
- 5 processing plants with 350 MMcf/d capacity
- NGL fractionation plant
- 136-mile NGL pipeline
- 11 million gallon NGL storage facility

Lubbock Lateral System
- Acquired September 2003
- 100 MMcf/d capacity

Pinnacle Gathering Systems
- Acquired March 2003
- 15 gas gathering systems
- 3 lateral gas pipelines

Javelina Company
- Acquired November 2005
- Gas processing, fractionation and transportation facilities

Starfish Pipeline Company
- Acquired March 2005
- Offshore gas gathering systems
- West Cameron dehydration

11

MARKWEST

“MarkWest Energy Named #1 in Natural Gas Customer Satisfaction” EnergyPoint Research, Inc. 2006 Customer Satisfaction Survey Growth Driven by Customer Satisfaction

Capital Investment $ millions $ millions Adjusted EBITDA* *See appendix for reconciliation of Adjusted EBITDA to Net Income. Acquisitions Expansion capital Strategic Investments Drive Increasing Return $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2003 2004 2005 2006 2007F $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2003 2004 2005 2006 LTM 2Q07

Expansion Capex Summary Hedged 28% 2007 expansion capital forecast of $287 million ($139 million actual expenditures thru Q207) Woodford $197.0 Appalachia $1.3 Other SW $18.0 Javelina $16.2 Oklahoma East Texas $30.8 Oklahoma $24.0 Woodford project development $197.0M Compressor additions/other expansion $10.2M Processing plant expansion $5.0M Well connects $4.8M ANR connection $4.0M Compressor additions/other expansion $26.0M Centerpoint connection $4.8M Appleby new compressor/system upgrade piping $9.5M Hobbs pipeline expansion $3.0M Well connects $1.5M Other expansion $4.0M C5 enhancement $11.5M Residue pipelines $4.7M East Texas Other Southwest Javelina

Southeast Oklahoma – Woodford Shale Long-term Expansion Opportunities Hedged 28% Key Attributes of the gathering system Highly-reliable, low-pressure header system Gathering, compression, dehydration and treating with significant market options Gathering system will cover 200 square miles in four counties of Arkoma Basin comprising 130,000 dedicated acres Long-term, fee-based agreement with Newfield Exploration Company Significant expansion opportunities with third parties

Southeast Oklahoma – Woodford Shale Long-term Expansion Opportunities Hedged 28% Capital expenditure forecast $225 million by end of 2007 (including 2006 spend) Estimated $350 million through 2011 Current project status Assumed all full-gathering operations on May 1 Acquired and installed approximately 200 miles of pipe and 60,000 compression horsepower as of June 30, 2007 Current production is 125 MMcf/d, which is expected to grow to over 300 MMcf/d by 2010

Diversified Operations Fee Based (1) As defined in our Quarterly Report on Form 10-Q, Net Operating Margin is calculated as total revenues less purchased product costs. (2) Keep-whole exposure largely offset by long natural gas position derived from POI and natural gas contracts. POI & Natural Gas 0% (2) Net Operating Margin(1) for the Six Months Ended 6/30/07 By Geographic Region POP & NGL By Contract Type By Contract Type By Geographic Region Oklahoma 21% Appalachia 11% Other Southwest 8% Michigan 4% East Texas 31% Javelina 25% Keep-Whole 2% POP&NGL 60% Fee-Based 38%

Risk Management Program Hedged 28% We have an ongoing hedge program, designed to manage exposure to commodity price risk, which is primarily due to our long NGL position Hedges are executed on a 36-month time horizon, using a combination of collars and swaps, and direct product and crude proxy hedges We are fully hedged through the second quarter of 2010 allowing for a required level of operational flexibility The DCF sensitivity to downside price changes below $70 per barrel is approximately $1.3 million for every $1/BBL change in NYMEX crude price

MWE Capital Structure Six months ended June 30, 2007 Year ended December 31, 2006 ($ in millions) LTM Adjusted EBITDA / Interest Expense $ 46.1 LTM Interest expense 06/30/07 Total Debt / Capitalization Total Debt / LTM Adjusted EBITDA $ 1,095.8 Total Capitalization Total Debt 6-7/8% Senior Notes due 2016 Total Partners' Capital 6-7/8% Senior Notes due 2014 Credit Facility LTM Adjusted EBITDA(1) Cash (1) LTM Adjusted EBITDA calculated in accordance with Credit Facility covenants. $ 34.4 $ 32.4 $ 175.7 $ 176.6 30.0 32.0 225.0 225.0 $ 452.6 $ 566.8 271.9 272.0 $ 526.9 $ 529.0 $ 979.5 3.0x 3.0x 53.8% 48.3% $ 49.8 3.5x 3.8x

Six months ended June 30, 2007 Year ended December 31, 2006 ($ in millions) 25.3 46.1 Depreciation, amortization, and accretion 17.7 (6.2) Non-cash derivative activity 1.59x $ 74.0 $ 117.9 (2.3) 10.2 $ 70.1 Plus: 1.33x Distribution coverage ratio $ 51.0 Distributions paid Maintenance capital expenditures Less: $ 68.0 Distributable cash flow (DCF) 13.9 Other $ 13.0 Net income MWE Distribution Coverage (1.9)

2007 Guidance and Key Assumptions 2007 Financial Guidance Segment operating income of $150 million to $160 million Distributable cash flow of $130 million to $140 million Expansion capital expenditures in the $285 million to $290 million range, of which approximately $200 million will be related to our Woodford project The 2007 forecast would allow for an increase of at least 10% in distributions to our limited unit holders while maintaining the mid to high end of our coverage ratio target of 1.1 to 1.3 times

Closing Summary High-quality, diverse portfolio of midstream assets serving very prolific natural gas basins in the US Ranked #1 in customer satisfaction Successful track record of accretive acquisitions and organic expansions Experienced management team with significant alignment of interests with unitholders Superior and sustainable distribution growth

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com

Appendix

Six months ended June 30, 2007 Year ended December 31, 2006 ($ in millions) (1.9) (2.3) Maintenance capital expenditures 17.7 (6.2) Non-cash derivative activity 25.3 46.1 Depreciation, amortization, and accretion (3.4) (5.3) Non-cash earnings from unconsolidated affiliates $ 117.9 9.7 (9.4) $ 70.1 $ 68.0 Distributable cash flow 1.4 Other Non-cash compensation expense 6.2 Distributions from (contributions to) unconsolidated affiliates, net of expansion capital $ 13.0 Net income Reconciliation of Distributable Cash Flow to Net Income 9.7 15.2

Year ended December 31, $ 4.8 - 2003 46.1 49.8 29.2 Interest expense 0.2 0.8 - - Taxes 4.8 (6.2) 0.7 Non-cash derivative activity $ 10.0 48.7 46.0 29.2 Depreciation and amortization 21.7 15.2 3.1 Non-cash compensation expense $ 2.4 $ 64.6 LTM 2Q07 ($ in millions) $ 55.1 $ 70.1 Net Income Adjusted EBITDA Reconciliation of Adjusted EBITDA to Net Income $ 175.7 $ 176.6 2006 2005 2004 $ 47.1 3.3 19.2 0.1 14.5 $ 18.7 7.5 4.1 - 2.3